UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K/A-4
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 5, 2016 (August 4, 2016)

AMAZING ENERGY OIL AND GAS, CO.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52392
(Commission File No.)

701 S Taylor Street
Suite 470, LB 113
Amarillo, Texas 79101
(Address of principal executive offices and Zip Code)

(855) 448-1922
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REASON FOR THE AMENDMENT

On August 4, 2016, we filed our Form 8-K/A-3.  In Item 5.02 thereof we stated that, "On July 31, 2016, the following persons replaced our existing officers and directors by vote of our board of directors."  The foregoing statement was incorrect.  The persons named only replaced existing officers, not directors.  This amendment corrects the foregoing.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS.

On July 31, 2016, the following persons replaced our existing officers by vote of our board of directors

Arthur W. Seligman, Chief Executive Officer - Arthur W. Seligman co-founded Gulf South Holding in June 2008 and serves as its President since April 2012 and as Chairman of the Board.  Mr. Seligman also serves as a Director of OT Mining Corporation (symbol OTMN) and NAMEX Exploration Inc.  Mr. Seligman joined PDC Securities, Incorporated, a broker/dealer affiliate of Petroleum Development Corporation, in 1984 as Director of Sales and Marketing from Willard Securities where he was a managing partner.  Petroleum Development Corporation has oil and gas operations in the Appalachian Basin, the Rocky Mountains and Michigan and was added to the Russell 2000 Index of companies in 2003.  Mr. Seligman graduated from Montclair University with a Bachelor of Arts degree.  Mr. Seligman devotes substantially all of his professional time to the business and affairs of the managing general partner and Gulf South Operators.

Timothy J. Flanagan, President - Timothy J. Flanagan co-founded Gulf South Holding in June 2008 and serves as its Secretary, Chief Operating Officer and a Director.  Mr. Flanagan is also President and a Director of Gulf South Securities since January 2009.   During the years 2004 to 2006, Mr. Flanagan directed the formation and was an Operating Partner of Gemfield Capital Management LLC, an international money management firm based in New York City, New York.  In 2002, in concert with a California investor group, Mr. Flanagan formed Bignose.com and served as CEO and a Board member.  Bignose manufactured and marketed digital photographic products through strategic agreements with Microsoft, Fuji America and others.  Bignose.com was sold in 2003.  Beginning in 1990 and through 2000,

Mr. Flanagan was President of Quantum Resources of New York, Inc. Quantum identified, negotiated and presented investment opportunities to broker-dealers.  In 1984, Mr. Flanagan co-founded Jonathan Allan, Inc., an SEC registered and NASD member firm.  Jonathan Allan was a national general investment and investment banking firm.  He held the offices of Chairman and Chief Operating Officer and was President of the company's Registered Investment Advisor.  Mr. Flanagan sold his interest in the company in 1990.  Mr. Flanagan received his undergraduate degree from Iona College, New York and a Juris Doctor degree from Pace Law School in White Plains, New York in 1984.  Mr. Flanagan is admitted to the New York State Bar and is member of the New York Bar Association.

Robert A. Bories, Treasurer - Robert A. Bories co-founded Gulf South Holding in June 2008 and serves as its Treasurer and a Director.  Mr. Bories manages all treasury functions for Gulf South Holding and assists the Chief Financial Officer.  Mr. Bories has served as Vice President and Treasurer of Gulf South Operators since 1998.  Since graduating from Vanderbilt University in 1977 with a Bachelor of Science degree in Business Administration and Accounting, Mr. Bories has held numerous positions in financial accounting and business administration.  In 1998, Mr. Bories joined Gulf South Operators as a co-owner.  Mr. Bories also serves as a Director for Rampart Energy, LLC, Standard Coffee Service, New Orleans Board of Trade, WYES Public Television, Isidore Newman School and Touro Infirmary Foundation and other companies, and is the former President Pro Tem of New Orleans Public Belt Railroad.  Mr. Bories devotes substantially all of his professional time to the business and affairs of the managing general partner and Gulf South Operators.

Reese B. Pinney, Chief Operations Officer - Reese B. Pinney co-founded Gulf South Holding in June 2008 and serves as its Senior Vice President and a Director.  Mr. Pinney has served as President of Gulf South Operators since 1992.  Mr. Pinney is a graduate of the University of New Orleans with a Master of Science degree in Earth Science and a graduate of the University of Virginia with a Bachelor of Arts degree in Economics and History.  Mr. Pinney also serves as a Director of Rampart Energy, LLC and Lexington Resources Inc.  In conjunction with Mr. O'Donnell, Mr. Pinney is responsible for all of Gulf South Holding's geological and geophysical evaluations.  Throughout his career, Mr. Pinney has developed extensive experience identifying and developing lower risk development drilling opportunities.  Mr. Pinney is an active member of the Society of Independent Earth Scientists, the New Orleans Geological Society and the American Association of Petroleum Geologists.  Mr. Pinney devotes substantially all of his professional time to the business and affairs of the managing general partner and Gulf South Operators.

Stephen Salgado, Secretary and Comptroller - Stephen Salgado currently serves as an officer for Amazing Energy, Inc., Amazing Energy, LLC and Jilpetco Inc.  Since its formation in 2010, Mr. Salgado has served as President, Secretary and Treasurer for Amazing Energy, Inc.  Since 2013, Mr. Salgado has served as Vice President of the Land & Legal Department of Amazing Energy, LLC. Mr. Salgado's longest term as an officer has been through his duties as Secretary and Treasurer of Jilpetco Inc. since 2005. Mr. Salgado has 12 years of experience in the oil & gas industry which has provided him the opportunity to serve as Manager of the Accounting Department, the Owner Relations Department, the Land & Legal Department and the Human Resources Department for each of the Exploration & Production (Amazing Energy) and Operating (Jilpetco) companies, all of which he still serves. Mr. Salgado's proficiencies also include being the Project Manager for numerous oil & gas property acquisitions and divestments, numerous Drilling Program Offerings, Recompletion Projects, Common and Preferred Stock Offerings, and a reverse-merger. Mr. Salgado's experience also includes regulatory compliance with the Texas Railroad Commission, the Oklahoma Corporation Commission, the University Lands System of Texas, and the General Land Office of Texas, as well as corporate recordkeeping.  Mr. Salgado is a 2005 graduate of West Texas A&M University with a BBA in Management.

Dan N. Denton, Chief Financial Officer - Dan N. Denton is the Company's Chief Financial Officer.  Mr. Denton has extensive oil and gas accounting and operational experience.  Prior to his appointment with Gulf South Holding and beginning in March of 2011, Mr. Denton served as Chief Operating Officer of Maverick Drilling and Exploration Limited ("Maverick"), a publically traded exploration and contract drilling company (ASX:MAD).  He played a key role in Maverick's field operations, including its flagship project in the Blue Ridge Dome field south of Houston, Texas and in the Nash and Boling Dome Fields, west of Houston.  Preceding his work with Maverick, Mr. Denton served as Vice President of Mesa Energy (Dallas, Texas).  Before that, he served as Executive Vice President and Chief Operating Officer of Petrosearch Energy Corporation and as President of Petrosearch's Operating Company.  Mr. Denton, a CPA, graduated magna cum laude from Northeast Louisiana University (now University of Louisiana at Monroe) in 1975 with a major in accounting.  Mr. Denton practiced as a certified public accountant with Peat Marwick & Main (now KPMG) from 1975 to 1980 in their Shreveport, Houston and Dallas offices.  Mr. Denton devotes substantially all of his professional time to the business and affairs of Amazing Energy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of August, 2016.

AMAZING ENERGY OIL AND GAS, CO.

BY:	STEPHEN SALGADO
Stephen Salgado, Secretary